UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 29, 2002

                                 STRUTHERS, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


      NEVADA                     0-30331                 57-1075246
      ------                     -------                 ----------
(State or other jurisdiction   (Commission             (IRS Employer
of incorporation)              File Number)            Identification No.)



                     605 ROSSVILLE ROAD, WAUKON, IOWA 52172
                     --------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (563) 568-4950




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ITEM 5.      OTHER EVENTS
-------      ------------

Effective January 29, 2002 Dennis D. Gourley resigned as Secretary and Treasurer of the Registrant and effective March 11, 2002 Dennis D. Gourley resigned from his position as a member of the Registrant's Board of Directors.

Effective May 10, 2002 Mariano Raigo resigned his position as a member of the Registrant's Board of Directors and as President of the Registrant.

Effective close of business June 3, 2002 Richard S. Lane resigned his position as a member of the Registrant's Board of Directors and as Chairman of the Board of Directors of the Registrant.


                                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STRUTHERS, INC.
                                         (Registrant)

Dated: June 3, 2002                      By__________________________
                                         Richard S. Lane
                                         Chairman of the Board










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